UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 25, 1999



                                CITIZENS BANCORP
             (Exact name of registrant as specified in its charter)


                                     0-23313
                            (Commission File Number)



                 INDIANA                                      35-2017500
      (State or other jurisdiction)                        (I.R.S. Employer
    of incorporation or organization)                     Identification No.)



          60 South Main Street
           Frankfort, Indiana                                    46041
(Address of Principal Executive Offices)                      (Zip Code)



        Registrant's telephone number including area code: (765) 654-8533


                       INFORMATION INCLUDED IN THE REPORT

Item 5.  Other Events.

         Pursuant to General Instruction F to Form 8-K, the press release issued August 25, 1999, concerning the Registrant's annual shareholder meeting is attached hereto as Exhibit 99 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         Exhibits

                  Exhibit 99 - Press Release dated August 25, 1999.

                    ----------------------------------------


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CITIZENS BANCORP

Date: August 27, 1999
                                           By:      /s/ Fred W. Carter
                                                    Fred W. Carter, President
                                                    And Chief Executive Officer